Supplement dated April 8, 2020
to the Prospectus and Summary Prospectus, each as supplemented as applicable, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Thermostat FundSM	5/1/2019
The Fund's investment adviser has made changes to the underlying stock and bond funds in which the Fund invests (the Portfolio Funds). Therefore, effective immediately the Fund's Prospectus and Summary Prospectus are hereby revised as follows:
1.   The information in the table entitled "Allocation of Stock/Bond Asset Within Asset Classes" under the subsection "Principal Investment Strategies” in the Summary Prospectus and the "Summary of the Fund" and "More Information About the Fund" sections of the Prospectus is hereby superseded and replaced with the following:

Allocation of Stock/Bond Assets Within Asset Classes
Stock Funds	Type of Fund	Allocation
Columbia Acorn® Fund	Small/Mid-cap growth	10%
Columbia Acorn SelectSM	Mid-cap growth	0% - 10%(1)
Columbia Acorn International®	Small/Mid-cap international growth	10%
Columbia Contrarian Core Fund	Large-cap blend	10%
Columbia Dividend Income Fund	Large-cap value	10%
Columbia Large Cap Enhanced Core Fund	Large-cap blend	10%
Columbia Large Cap Index	Large-cap blend	30% - 40%(2)
Columbia Research Enhanced Core ETF	Beta Advantage® U.S. equity	0% - 10%(2)
Columbia Select Mid Cap Value Fund	Mid-cap value	0% - 10%(1)
Total		100%
Bond Funds	Type of Fund	Allocation
Columbia Corporate Income Fund	Corporate bond	10%
Columbia Diversified Fixed Income Allocation ETF	Beta Advantage® multi-sector bond	10%
Columbia Quality Income Fund	Government bond	20%
Columbia Short Term Bond Fund	Short term bond	15%
Columbia Inflation Protected Securities Fund	Inflation protected bond	0% - 10%(3)
Columbia Total Return Bond Fund	Intermediate core bond	0% - 10%(3)
Columbia U.S. Treasury Index Fund	U.S. Treasury notes/bonds	35%
Total		100%
(1)	Through April 30, 2020, the Fund may allocate up to 10% of its Stock Fund assets, in the aggregate, to Columbia Acorn SelectSM and/or Columbia Select Mid Cap Value Fund. Effective May 1, 2020, the Fund will no longer allocate Fund assets to Columbia Acorn SelectSM and will allocate 10% of its Stock Fund assets to Columbia Select Mid Cap Value Fund.
(2)	Through April 30, 2020, the Fund will allocate at least 30% of its Stock Fund assets to Columbia Large Cap Index Fund, but may allocate up to 40% of its Stock Fund assets, in the aggregate, to Columbia Large Cap Index Fund and up to 10% of Stock Fund assets to Columbia Research Enhanced Core ETF. Effective May 1, 2020, the Fund will allocate 30% of Stock Fund assets to Columbia Large Cap Index Fund and 10% of Stock Fund assets to Columbia Research Enhanced Core ETF.
(3)	Through April 23, 2020, the Fund may allocate up to 10% of its Bond Fund assets, in the aggregate, to Columbia Total Return Born Fund and/or Columbia Inflation Protected Securities Fund. Effective April 24, 2020, Columbia Inflation Protected Securities Fund will cease to exist and the Fund will allocate 10% of its Bond Fund assets to Columbia Total Return Bond Fund.
2.   The information about the risks of the Portfolio Funds to which the Fund is subject indirectly, which appears under the caption “Principal Risks” in the Summary Prospectus and the "Summary of the Fund" section of the Prospectus is hereby revised to add the following:
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Geographic Focus Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
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Quantitative Model Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaptions Risk. A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).

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3.   The information about the risks of Portfolio Funds seeking returns that correspond to a stated market index to which the Fund is subject indirectly, which appears under the caption “Principal Risks” in the Summary Prospectus and the "Summary of the Fund" section of the Prospectus is hereby revised to replace the New Fund Risk disclosure with the following:
New Fund Risk. Columbia Research Enhanced Core ETF is a recently-formed Fund. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy of replicating the Index, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for shareholders. Such a liquidation could have negative tax consequences for shareholders.
4.   The information under the section "Portfolio Funds Summary" in the Prospectus is hereby revised to delete the information for Columbia Acorn Select and to add the following:
Columbia Research Enhanced Core ETF
■	The fund seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Research Enhanced U.S. Equity Index.
■	The fund invests at least 80% of its assets in the securities of the Beta Advantage® Research Enhanced U.S. Equity Index. The Beta Advantage® Research Enhanced U.S. Equity Index reflects a rules-based strategic beta approach to investing in the companies that comprise the Russell 1000® Index, designed to achieve stronger total return when compared to the Russell 1000® Index, which is a broad measure of the performance of U.S. large- and mid-cap growth and value companies. The Beta Advantage® Research Enhanced U.S. Equity Index, like the Russell 1000® Index, and therefore the Fund, typically holds only common stocks.
■	The Beta Advantage® Research Enhanced U.S. Equity Index was developed and is sponsored and administered by the fund’s investment adviser, Columbia Management. The Index is calculated and maintained by FTSE Russell.
■	The Beta Advantage® Research Enhanced U.S. Equity Index is comprised of a subset of the companies within the Russell 1000® Index. With a starting point of the Russell 1000® Index, the Beta Advantage® Research Enhanced U.S. Equity Index was designed to reflect the performance of U.S. large- and mid-cap growth and value companies through the application of a rules-based methodology, which typically results in approximately 325-400 holdings, but this range can fluctuate because the Beta Advantage® Research Enhanced U.S. Equity Index has no constraints on number of holdings.
■	The Beta Advantage® Research Enhanced U.S. Equity Index methodology applies the results of Columbia Management’s proprietary quantitative investment models to rate each company within the Russell 1000® Index on a 1- through 5- basis, where “1” is the strongest rating and “5” is the weakest rating, based on three main company factor composites: quality (such as earnings quality), value (such as cash flow yield), and catalyst (such as price momentum). A company’s rating is based on the relative ranking of its overall score from a multifactor model within its modeling sector. The distribution of the ratings within a given sector generally breaks down as follows: 1 – top 15% of companies; 2 – next 20% of companies; 3 – next 30% of companies; 4 – next 20% of companies; and 5 – bottom 15% of companies. The Beta Advantage® Research Enhanced U.S. Equity Index is then systematically constructed to: exclude all companies rated a “4” or “5”; include all companies rated a “1” or a “2” in each sector as classified by the Global Industry Classification System (GICS); and include all GICS-classified Biotechnology companies, which are not rated. If, however unlikely, all companies in a GICS sector receive the same overall score from the multifactor model (and thus no ranking is possible), then all companies in such GICS sector are assigned a rating of “3” (neutral) and all such companies are included in the Beta Advantage® Research Enhanced U.S. Equity Index. The resulting companies are then weighted in the Beta Advantage® Research Enhanced U.S. Equity Index based on each company’s market capitalization in the Russell 1000® Index, with such weightings further adjusted pro rata to align the total weight of each sector in the Beta Advantage® Research Enhanced U.S. Equity Index, as well as the total weight of the Biotechnology companies in the Beta Advantage® Research Enhanced U.S. Equity Index, to the Russell 1000® Index’s sector weights and Biotechnology industry weight, respectively, as classified by GICS. The number of securities in each sector and the Beta Advantage® Research Enhanced U.S. Equity Index as a whole may change over time. The Beta Advantage® Research Enhanced U.S. Equity Index is reconstituted and rebalanced semi-annually in June and December.
■	The fund uses a replication strategy to track the performance of the Beta Advantage® Research Enhanced U.S. Equity Index, whereby the fund invests in or has investment exposure to substantially all the component securities of the Beta Advantage® Research Enhanced U.S. Equity Index in approximately the same proportions as in the Beta Advantage® Research Enhanced U.S. Equity Index. However, under various circumstances, including circumstances under which it may not be possible or practicable to purchase all of the securities in the index, or in the same weightings, the fund may purchase or have investment exposure to a sample (large or

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small quantity) of the securities in the index in proportions expected to replicate generally the performance of the index as a whole. There may also be instances in which the fund may overweight (or underweight) a holding in the Beta Advantage® Research Enhanced U.S. Equity Index, purchase (or sell) instruments not in the index as a substitute for one or more securities in the index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the index.
■	The fund may sell securities or other holdings that are represented in the Beta Advantage® Research Enhanced U.S. Equity Index or purchase securities or make other investments that are not yet represented in the index in anticipation of their removal from or addition to the index.
■	Columbia Management does not provide day-to-day management of the fund’s assets based on its view of the investment merits of a security or company, nor does it conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions or trends in the day-to-day management of the fund’s assets. The fund pursues its investment objective of correlating performance with the Beta Advantage® Research Enhanced U.S. Equity Index regardless of market conditions and does not take defensive positions.
■	The methodology applied to select holdings in the Beta Advantage® Research Enhanced U.S. Equity Index and weightings does not set limits on sector or industry exposures. To the extent the Beta Advantage® Research Enhanced U.S. Equity Index is concentrated in a sector or industry, the fund will necessarily be concentrated in that sector or industry.
■	The fund may invest up to 20% of its assets in other securities or instruments not included within the Index that Columbia Management believes will help the fund track the Beta Advantage® Research Enhanced U.S. Equity Index.
■	The principal risks of the fund include Authorized Participant Concentration Risk, Concentration Risk, Correlation/Tracking Error Risk, Early Close/Late Close/Trading Halt Risk, Fund Shares Liquidity Risk, Growth Securities Risk, Index Methodology Risk, Issuer Risk, Limitations of Intraday Indicative Value (IIV) Risk, Market Price Relative to NAV Risk, Market Risk, New Fund Risk, Passive Investment Risk, Quantitative Model Risk, Secondary Market Trading Risk, Sector Risk, and Value Securities Risk.
Columbia Select Mid Cap Value Fund
■	The fund seeks long-term capital appreciation.
■	Under normal circumstances, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index that the fund’s investment manager believes are undervalued and have the potential for long-term growth.
■	The fund may hold a small number of securities, consistent with its value investment approach. Generally, the fund anticipates holding between 30 and 50 securities in its portfolio; however, the fund may hold, at any time, more or fewer securities than noted in this range.
■	The fund may invest up to 20% of its total assets in foreign securities.
■	The fund normally invests in common stocks and also may invest in real estate trusts.
■	The fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector.
■	The principal risks of the fund include Active Management Risk, Focused Portfolio Risk, Foreign Securities Risk, Issuer Risk, Market Risk, Real Estate-Related Investment Risk, Sector Risk, and Value Securities Risk.
Columbia Total Return Bond Fund
■	The fund seeks total return, consisting of current income and capital appreciation.
■	Under normal circumstances, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds, notes and other debt instruments, including derivatives relating to such investments.
■	The fund may invest up to 35% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).
■	The fund may invest in debt instruments issued by U.S. and non-U.S. governments, their agencies, authorities or instrumentalities, U.S. and non-U.S. corporate or other non-governmental entities, as well as mortgage- and other asset-backed securities.

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■	The fund generally expects to maintain an effective duration of +/- 2 years relative to the Barclays U.S. Aggregate Bond Index.
■	The fund may invest in derivatives, such as futures (including interest rate futures) and swaps (including credit default swaps, credit default swap indexes, and interest rate swaps) for hedging and investment purposes, and to manage interest rate and/or credit exposure of the fund.
■	The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
■	The fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.
■	The fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
■	The fund’s investment strategy may involve the frequent trading of portfolio securities.
■	The principal risks of the fund include Active Management Risk, Changing Distribution Level Risk, Counterparty Risk, Credit Risk, Derivatives Risk, Derivatives Risk – Futures Contracts Risk, Derivatives Risk – Swaps Risk, Foreign Securities Risk, Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk, Frequent Trading Risk, High-Yield Investments Risk, Interest Rate Risk, Issuer Risk, Leverage Risk, Liquidity Risk, Market Risk, Mortgage- and Other Asset-Backed Securities Risk, Prepayment and Extension Risk, Reinvestment Risk, Rule 144A and Other Exempted Securities Risk, Sovereign Debt Risk, Stripped Mortgage-Backed Securities Risk, and U.S. Government Obligations Risk.
5.   The information about the risks of the Portfolio Funds to which the Fund is subject indirectly, which appears under the caption “Principal Risks” in the "More Information About the Fund" section of the Prospectus is hereby revised to add the following:
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Geographic Focus Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Quantitative Model Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of the quantitative model will depend upon the model’s accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the models, including as conditions change, as well as any errors or imperfections in the models, could adversely affect Fund performance. Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to

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qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The Fund may purchase or write (i.e., sell) put and call options on an underlying reference it is otherwise permitted to invest in. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. If the Fund sells a put option, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the Fund sells a call option, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the Fund sells a call option that is not covered (it does not own the underlying reference), the Fund's losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaptions Risk. A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).

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6.   The information about the risks of Portfolio Funds seeking returns that correspond to a stated market index to which the Fund is subject indirectly, which appears under the caption “Principal Risks” in the "More Information About the Fund" section of the Prospectus is hereby revised to replace the New Fund Risk disclosure with the following:
New Fund Risk. Columbia Research Enhanced Core ETF is a recently-formed Fund. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy of replicating the Index, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for shareholders. Such a liquidation could have negative tax consequences for shareholders.
Shareholders should retain this Supplement for future reference.

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